SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 8, 2003

                          MERRILL LYNCH DEPOSITOR, INC.
                     (on behalf of PPLUS Trust Series HTZ-1)
             (Exact name of registrant as specified in its charter)


               Delaware                    333-68854-10 and 333-88166                     13-3891329
(State or other jurisdiction of             (Commission File Number)          (I.R.S Employer Identification No.)
            incorporation)


                  World Financial Center
                    New York, New York                                                10281
         (Address of principal executive offices)                                   (Zip Code)


       Registrant's telephone number, including area code: (212) 449-1000

INFORMATION TO BE INCLUDED IN REPORT

Item 1.    Changes in Control of Registrant

                  Not Applicable.

Item 2.    Acquisition or Disposition of Assets

                  Not Applicable.

Item 3.    Bankruptcy or Receivership

                  Not Applicable.

Item 4.    Changes in Registrant's Certifying Accountant

                  Not Applicable.

Item 5.    Other Events

                  On May 8, 2003 PPLUS Trust Series HTZ-1, for which Merrill Lynch Depositor, Inc. (the "Depositor") acted as depositor, issued 2,267,480 Trust Certificates.

                  In connection therewith, the Depositor entered into a PPlus Trust Certificates Series HTZ-1 Supplement, dated as of May 8, 2002, by and between the Depositor and The Bank of New York, as successor to United States Trust Company of New York, as trustee (the "Trustee") and securities intermediary (the "Securities Intermediary"), which amends and supplements the Standard Terms for Trust Agreements, dated as of February 20, 1998, by and between the Depositor and the Trustee and Securities Intermediary.

Item 6.    Resignation of Registrant's Directors

                  Not Applicable.

Item 7.    Financial Statements and Exhibits

                  (a)  Financial statements of businesses acquired.

                       Not Applicable.

                  (b)  Pro forma financial information.

                       Not Applicable.

                  (c)  Exhibits.

Item 601(a)
of Regulation S-K
Exhibit No.                                   Description

1.2                      Terms Agreement between Merrill Lynch Depositor, Inc.
                         and Merrill Lynch, Pierce, Fenner & Smith, Incorporated dated May 5, 2003.

4.2 PPLUS Trust Certificates Series HTZ-1 Series Supplement, dated as of May 8, 2003, between Merrill Lynch Depositor, Inc. and The Bank of New York, as trustee and as securities intermediary.

Item 8.           Change in Fiscal Year

                  Not Applicable.

Item 9.           Sales of Equity Securities Pursuant to Regulation S

                  Not Applicable.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            MERRILL LYNCH DEPOSITOR, INC.


Date:  May 12, 2003         By: /s/ Barry N. Finkelstein
                                ------------------------------
                                Name:  Barry N. Finkelstein
                                Title: President

                                INDEX TO EXHIBITS


Exhibit No.                                 Description

1.2                      Terms Agreement between Merrill Lynch Depositor, Inc.
                         and Merril Lynch, Pierce, Fenner & Smith, Incorporated dated May 5, 2002.

4.2 Series Supplement for PreferredPLUS Trust Certificates Series HTZ-1, dated as of May 8, 2003, between Merrill Lynch Depositor, Inc. and The Bank of New York, as trustee and as securities intermediary.